UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d ) OF THE
SECURITIES EXCHANGE ACT OF 1934
__________________

March 16, 2010

ULTRA PURE WATER TECHNOLOGIES, INC.
(formerly known as HUNDRED MILE PLUS LTD., INC.)
(Exact Name of Registrant as Specified in Charter)

Delaware	4164792	68-0427012
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

395 High Meadows Blvd., Lafayette, Louisiana	70507
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	(337) 233-7317

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

 Item 8.01.                Other Events.

EXPLANATORY NOTE

A.
The Exhibit that was attached to the August 1, 2005 SEC Form 8-K, the “Form of Manufacturing Agreement (the “Agreement”)” is a draft document which was not executed by either Ultra Pure Water Technologies, Inc., CMC Refrigeration, Inc., nor Courtesy Manufacturing, Inc. and was filed with the SEC in error.

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 12, 2010	ULTRA PURE WATER TECHNOLOGIES, INC.

By: /s/ Daniel D. LeBlanc
Name: Daniel D. LeBlanc
Title: President and Chief Executive Officer